UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Under §240.14a-12
ArriVent BioPharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒   No fee required
☐   Fee paid previously with preliminary materials
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ArriVent BioPharma, Inc.
18 Campus Boulevard Suite 100
Newtown Square, PA 19073
April 28, 2025
To Our Stockholders:
You are cordially invited to attend the 2025 annual meeting of stockholders of ArriVent BioPharma, Inc. to be held at 12:00 p.m., Eastern Time on Wednesday, June 18, 2025. We have decided to hold this year’s annual meeting virtually via live audio webcast on the internet. We believe hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/AVBP2025. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about ArriVent BioPharma, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, two persons will be elected to our board of directors. In addition, we will ask stockholders to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. The board of directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On April 28, 2025, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy statement for our 2025 Annual Meeting of Stockholders and our 2024 annual report to stockholders. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of ArriVent BioPharma, Inc.
Sincerely,
Zhengbin (Bing) Yao, Ph.D.
Chairman, President and Chief Executive Officer

ArriVent BioPharma, Inc.
18 Campus Boulevard Suite 100
Newtown Square, PA 19073
April 28, 2025
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
TIME: 12:00 p.m., Eastern Time
DATE: June 18, 2025
VIRTUALLY AT: www.virtualshareholdermeeting.com/AVBP2025
PURPOSES:
1.
To elect two directors to serve three-year terms expiring in 2028;

2.
To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.
To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:
You may vote if you were the record owner of ArriVent BioPharma, Inc. common stock at the close of business on April 21, 2025. A list of stockholders of record will be available during the 10 days prior to the annual meeting, at our principal executive offices located at 18 Campus Boulevard Suite 100 Newtown Square, PA 19073.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting.
BY ORDER OF THE BOARD OF DIRECTORS
James Kastenmayer
Secretary and General Counsel

i

ii

ARRIVENT BIOPHARMA, INC.
18 CAMPUS BOULEVARD SUITE 100
NEWTOWN SQUARE, PA 19073
PROXY STATEMENT FOR ARRIVENT BIOPHARMA, INC.
2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2025
This proxy statement, along with the accompanying notice of 2025 annual meeting of stockholders, contains information about the 2025 annual meeting of stockholders of ArriVent BioPharma, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 12:00 p.m., Eastern Time, on Wednesday, June 18, 2025, virtually at www.virtualshareholdermeeting.com/AVBP2025.
In this proxy statement, we refer to ArriVent BioPharma, Inc. as “ArriVent,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about April 28, 2025, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2025 annual meeting of stockholders and our 2024 annual report to stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 18, 2025
This proxy statement, the notice of 2025 annual meeting of stockholders, our form of proxy card and our 2024 annual report to stockholders are available for viewing, printing and downloading at www.virtualshareholdermeeting.com/AVBP2025. To view these materials please have your 16-digit control number(s) available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2024, on the website of the Securities and Exchange Commission (SEC) at www.sec.gov, or in the “SEC Filings” section of the “Financial Information” section under the “Investors” section of our website at https://arrivent.com/. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: ArriVent BioPharma, Inc., Attention: Corporate Secretary, 18 Campus Boulevard Suite 100, Newtown Square, PA 19073. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
Our board of directors is soliciting your proxy to vote at the 2025 annual meeting of stockholders to be held virtually, on Wednesday, June 18, 2025, at 12:00 p.m., Eastern Time and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying notice of 2025 annual meeting of stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the 2025 notice of annual meeting of stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 because you owned shares of our common stock on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Internet Availability Notice, and, if applicable, proxy materials to stockholders on or about April 28, 2025.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the U.S. Securities and Exchange Commission (SEC), we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Internet Availability Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Internet Availability Notice. Instead, the Internet Availability Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why Are You Holding a Virtual Annual Meeting?
This year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits.
How do I access the Virtual Annual Meeting?
The live audio webcast of the annual meeting will begin promptly at 12:00 p.m., Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the annual meeting to allow time for you to log-in and test your device’s audio system. The virtual annual meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the annual meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the annual meeting.
Log-in Instructions. To be admitted to the virtual annual meeting, you will need to log-in at www.virtualshareholdermeeting.com/AVBP2025using the 16-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the annual meeting.

Will I be able to ask questions and have these questions answered during the Virtual Annual Meeting?
Stockholders may submit questions for the annual meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/AVBP2025, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.
Appropriate questions related to the business of the annual meeting (the proposals being voted on) will be answered during the annual meeting, subject to time constraints. Additional information regarding the ability of stockholders to ask questions during the annual meeting, related to rules of conduct and other materials for the annual meeting will be available under the “Investors” section of our website at https://arrivent.com/.
What Happens if There Are Technical Difficulties during the Annual Meeting?
Beginning 15 minutes prior to, and during, the annual meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start of the meeting.
Who May Vote?
Only stockholders of record at the close of business on April 21, 2025 will be entitled to vote at the annual meeting. On this record date, there were 34,045,193 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.
If on April 21, 2025 your shares of our common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record.
If on April 21, 2025 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Internet Availability Notice or if applicable, our proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our common stock that you own entitles you to one vote.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, and whether your shares should be voted for, against or abstain with respect to the other proposal. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.

If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., or you have stock certificates registered in your name, you may vote:
•
By Internet or by telephone.   Follow the instructions included in the Internet Availability Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.

•
By mail.   If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.

•
During the virtual meeting.   If you attend the meeting virtually, you may vote online during the annual meeting by following the instructions on the virtual annual meeting page.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time on June 17, 2025.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.
How Does the Board of Directors Recommend that I Vote on the Proposals?
Our board of directors recommends that you vote as follows:
•
“FOR” the election of the nominees for director; and

•
“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•
if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•
by re-voting by Internet or by telephone as instructed above;

•
by notifying ArriVent’s Secretary in writing before the annual meeting that you have revoked your proxy; or

•
by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I Receive More Than One Internet Availability Notice or Proxy Card?
You may receive more than one Internet Availability Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Elect Director	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominees or WITHHOLD your vote from the nominees. Votes that are withheld will not be included in the vote tally for the election of the director. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025, our audit committee of our board of directors will reconsider its selection.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
This year, our annual meeting will be held in a virtual meeting format only. To attend the virtual annual meeting, go to www.virtualshareholdermeeting.com/AVBP2025 shortly before the meeting time, and follow the instructions for downloading the webcast. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple ArriVent stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Internet Availability Notice or, if applicable, our proxy materials to you if you write or call our Corporate Secretary at: 18 Campus Boulevard Suite 100, Newtown Square, Pennsylvania 19073 or (628) 277-4836. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save us the cost of producing and mailing these documents by:
•
following the instructions provided on your Internet Availability Notice or proxy card; or

•
following the instructions provided when you vote over the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 21, 2025 for (a) the executive officers named in the Summary Compensation Table included elsewhere in this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 21, 2025 pursuant to the exercise of options to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 34,045,193 shares of common stock outstanding on April 21, 2025.
	Shares Beneficially Owned
Name and Address(1)	Number	Percent
Greater than 5% Stockholders:
Entities affiliated with BlackRock, Inc.(2)	1,963,494	5.77%
Entities affiliated with Hillhouse Investment Management, Ltd.(3)	4,484,672	13.17%
Entities affiliated with Octagon Capital Advisors LP(4)	1,976,387	5.81%
Entities affiliated with OrbiMed(5)	3,027,328	8.89%
Entities affiliated with Suvretta Capital Management, LLC(6)	2,246,000	6.60%
FMR LLC(7)	2,101,037	6.17%
LAV Fund VI, L.P.(8)	1,966,123	5.78%
Novo Holdings A/S(9)	1,750,000	5.14%
Named Executive Officers and Directors:
Zhengbin (Bing) Yao, Ph.D.(10)	1,092,286	3.16%
Winston Kung, MBA(11)	69,858	*
Stuart Lutzker, M.D., Ph.D.(12)	308,219	*
Carl L. Gordon, Ph.D., CFA(13)	3,027,328	8.89%
James Healy, M.D., Ph.D.(14)	1,696,752	4.98%
John Hohneker, M.D.(15)	9,850	*
Chris W. Nolet(16)	23,363	*
Kristine Peterson(17)	9,529	*
Merdad Parsey, M.D., Ph.D.(18)	—	*
All current executive officers and directors as a group (11 persons)(19)	6,482,689	18.58%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Unless otherwise indicated, the address for each beneficial owner listed is c/o ArriVent BioPharma, Inc., 18 Campus Boulevard, Suite 100, Newtown Square, Pennsylvania 19073.

(2)
Pursuant to a Schedule 13G filed on November 8, 2024 and our records, consists of 1,963,494 shares of common stock held by BlackRock, Inc. Blackrock Inc. is the parent company of BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., and BlackRock Investment Management, LLC. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(3)
Pursuant to a Schedule 13G filed November 12, 2024, consists of (i) 555,555 shares of common stock managed by HHLR Advisors, Ltd., an exempted Cayman Islands company (HHLR) and (ii) 3,929,117 shares of common stock managed by Hillhouse Investment Management, Ltd, an exempted Cayman Islands company (HIM). HHLR acts as the sole investment manager of HHLR Fund, L.P. (HHLR Fund). HHLR is hereby deemed to be the beneficial owner of, and to control the voting and investment power of, the common stock held by HHLR Fund. HIM acts as the sole management company of each Hillhouse Venture Fund V, L.P. (Venture Fund V), Hillhouse Healthcare Fund, L.P. (Healthcare Fund) and Hillhouse Venture Fund VI, L.P. (Venture Fund VI). VSUM VI Holdings Limited (VSUM VI) is wholly owned by Venture Fund V; VSUM VIII Holdings Limited (VSUM VIII) is wholly owned by Healthcare Fund; and ARVT Holdings Limited (ARVT) is wholly owned by Venture Fund VI. HIM is hereby deemed to be the beneficial owner of, and to control the voting power of, the common stock held by VSUM VI, VSUM VIII and ARVT. HHLR and HIM are under common control and share certain policies, personnel and resources. Accordingly, each of HHLR and HIM reports that it has shared voting and dispositive power of the common stock beneficially owned by each of HHLR and HIM. The address of the business office of each of HHLR and HIM is Office #122, Windward 3 Building, Regatta Office Park, West Bay Road, Grand Cayman, Cayman Islands, KY1-9006.

(4)
Pursuant to a Schedule 13G filed on October 11, 2024, consists of (i) 782,000 shares of common stock held by Octagon Investments Master Fund LP; (ii) 799,911 shares of common stock held by Octagon Private Opportunities Fund LP; and (iii) 394,476 shares of common stock held by Octagon Special Opportunities Fund LP — Series 4. Octagon Capital Advisors LP is the Investment Manager of Octagon Investments Master Fund LP, Octagon Private Opportunities Fund LP and Octagon Special Opportunities Fund LP — Series 4. Ting Jia, Ph.D. is the Founder, Managing Member and Chief Investment Officer of Octagon Capital Advisors LP. By virtue of such relationships, Dr. Jia and Octagon Capital Advisors LP may be deemed to have voting and investment power of the shares held by Octagon Investments Master Fund LP, Octagon Private Opportunities Fund LP and Octagon Special Opportunities Fund LP — Series 4. Each of Dr. Jia and Octagon Capital Advisors LP disclaims beneficial ownership of the shares held by Octagon Investments Master Fund LP, Octagon Private Opportunities Fund LP and Octagon Special Opportunities Fund LP, except to the extent of his or its pecuniary interest therein, if any. The address for each of Dr. Jia, Octagon Capital Advisors, Octagon Investments Master Fund LP, Octagon Private Opportunities Fund LP, and Octagon Special Opportunities Fund LP — Series 4 is 654 Madison Avenue, 21st Floor, New York, NY 10065.

(5)
Pursuant to a Schedule 13D filed on February 5, 2024, consists of (i) 1,513,664 shares of common stock held by OrbiMed Asia Partners IV, L.P. (OAP IV) and (ii) 1,513,664 shares of common stock held by OrbiMed Private Investments VIII, L.P. (OPI VIII). OrbiMed Asia GP IV, L.P. (Asia GP IV) is the general partner of OAP IV. OrbiMed Advisors IV Limited (Advisors IV) is the general partner of Asia GP IV. OrbiMed Advisors LLC (OrbiMed Advisors) is the advisory company to OAP IV. OrbiMed Capital GP VIII LLC (GP VIII) is the general partner of OPI VIII. OrbiMed Advisors is the managing member of GP VIII. By virtue of such relationships, Asia GP IV and Advisors IV may be deemed to have voting and investment power over the shares held by OAP IV and as a result may be deemed to have beneficial ownership of such shares. By virtue of such relationships, GP VIII and OrbiMed Advisors may be deemed to have voting and investment power of the shares held by OPI VIII. OrbiMed Advisors exercises voting and investment power through a management committee comprised of Carl L. Gordon, Ph.D., CFA, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the shares held by OPI VIII and OAP IV. Carl L. Gordon, Ph.D., CFA, a member of OrbiMed Advisors, is a member of our board of directors. Each of Asia GP IV, Advisors IV, and Dr. Gordon disclaims beneficial ownership of the shares held by OAP IV, except to the extent of its or his pecuniary interest therein, if any. Each of GP VIII, OrbiMed Advisors, and Dr. Gordon disclaims beneficial ownership of the shares held by OPI VIII, except to the extent of its or his pecuniary interest therein, if any. The address for each of these entities is c/o OrbiMed Advisors LLC, 601 Lexington Avenue, 54th Floor, New York, New York 10022.

(6)
Pursuant to a Schedule 13G filed on December 4, 2024 and our records, consists of 2,246,000 shares of common stock held by Suvretta Capital Management, LLC. Each of Suvretta Capital Management, LLC, Averill Master Fund, Ltd., and Aaron Cowen disclaim beneficial ownership over the securities except to the extent of their pecuniary interest therein; provided, that, Mr. Cowen is deemed to have beneficial ownership by virtue of his role as a control person of Suvretta Capital Management, LLC. The address for each of Suvretta Capital Management, LLC and Aaron Cowen is 540 Madison Avenue, 7th Floor, New York, New York 10022. The address for Averill Master Fund, Ltd. is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104 Cayman Islands.
(7)
Pursuant to a Schedule 13G filed on November 12, 2024 and our records, consists of 2,101,037 shares of common stock held by FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(8)
Pursuant to a Schedule 13G filed on February 13, 2024, consists of 1,966,123 shares of common stock held by LAV Fund VI, L.P. LAV GP VI, L.P. is the general partner of LAV Fund VI, L.P. LAV Corporate VI GP, Ltd. is the general partner of LAV GP VI, L.P. Dr. Yi Shi is the managing partner of LAV Corporate VI GP, LTD. By virtue of these such relationships, LAV GP VI, L.P., LAV Corporate VI GP, Ltd. and Dr. Yi Shi may be deemed to have voting and investment power of the shares held by LAV Fund VI, L.P. Each of LAV GP VI, L.P., LAV Corporate VI GP, Ltd. and Dr. Yi Shi disclaims beneficial ownership of the shares held by LAV Fund VI, L.P., except to the extent of its or his pecuniary interest therein, if any. The address for each of LAV Fund VI, L.P., LAV GP VI, L.P., LAV Corporate VI GP, Ltd. and Dr. Yi Shi is Room 606-7, St. George’s Building, 2 Ice House Street, Central, Hong Kong.

(9)
Pursuant to a Schedule 13G filed on February 14, 2025, consists of 1,750,000 shares of common stock held by Novo Holdings A/S, a Danish corporation. Novo Holdings A/S is an investment firm focused on life sciences and finance that is wholly owned by Novo Nordisk Foundation (Foundation), a Danish commercial foundation. Novo Holdings A/S is the holding company in the group of Novo companies, currently comprised of Novo Nordisk A/S and Novozymes A/S (also known as Novonesis A/S), and is responsible for managing the Foundation’s assets, including its financial assets. Based on the governance structure of Novo Holdings A/S and the Foundation, the Foundation is not deemed to have any beneficial ownership of the securities of the Company held by Novo Holdings A/S. The address for Novo Holdings A/S is Tuborg Havnevej 19, 2900 Hellerup, Denmark.

(10)
Consists of (i) 218,661 shares of common stock held by ArriMed BioPharma, LLC, (ii) 394,477 shares of common stock held by The MAKS Yao Trust, and (iii) 479,148 shares of common stock underlying options that have vested and are exercisable as of April 21, 2025 or will vest and become exercisable within 60 days after such date held by Dr. Yao. Dr. Yao’s immediate family members are the beneficiaries of The MAKS Yao Trust. Dr. Yao has sole voting and investment control over the securities held by ArriMed BioPharma, LLC. Dr. Yao disclaims beneficial ownership of the shares held by The MAKS Yao Trust, except to the extent of his pecuniary interest therein, if any.

(11)
Consists of 69,858 shares of common stock underlying options that have vested and are exercisable as of April 21, 2025 or will vest and become exercisable within 60 days after such date held by Mr. Kung.

(12)
Consists of 147,744 shares of common stock and 160,475 shares of common stock underlying options that have vested and are exercisable as of April 21, 2025 or will vest and become exercisable within 60 days after such date held by Dr. Lutzker.

(13)
Consists of (i) 1,513,664 shares of common stock held by OAP IV and (ii) 1,513,664 shares of common stock held by OPI VIII. Dr. Gordon is a member of the management committee of OrbiMed Advisors and may be deemed to have shared voting and investment power over the shares held by OAP IV and OPI VIII. Dr. Gordon disclaims beneficial ownership of the shares held by OAP IV and OPI VIII, except to the extent of his pecuniary interest therein, if any.

(14)
Consists of 1,696,752 shares of common stock held by Sofinnova Venture Partners XI, L.P. Dr. Healy is a managing member of Sofinnova Management XI, L.L.C. and may be deemed to have shared voting and investment power over the shares held by Sofinnova Venture Partners XI, L.P. Dr. Healy disclaims beneficial ownership of the shares held by Sofinnova Venture Partners XI, L.P., except to the extent of his pecuniary interest therein, if any.
(15)
Consists of 9,850 shares of common stock underlying options that have vested and are exercisable as of April 21, 2025 or will vest and become exercisable within 60 days after such date held by Dr. Hohneker.

(16)
Consists of 23,363 shares of common stock underlying options that have vested and are exercisable as of April 21, 2025 or will vest and become exercisable within 60 days after such date held by Mr. Nolet.

(17)
Consists of 9,529 shares of common stock underlying options that have vested and are exercisable as of April 21, 2025 or will vest and become exercisable within 60 days after such date held by Ms. Peterson.

(18)
Merdad Parsey, M.D., Ph.D. was appointed to the board of directors effective as of April 23, 2025.

(19)
See notes 10-17. Also includes (i) 7,386 shares of common stock and 40,409 shares of common stock underlying options that have vested and are exercisable as of April 21, 2025 or will vest and become exercisable within 60 days after such date held by James P. Kastenmayer, J.D., Ph.D. and (ii) 124,583 shares of common stock and 57,786 shares of common stock underlying options that have vested and are exercisable as of April 21, 2025 or will vest and become exercisable within 60 days after such date held by Ms. LaChapelle, who are each executive officers but not a named executive officers.

MANAGEMENT AND CORPORATE GOVERNANCE
Our Board of Directors
Our amended and restated certificate of incorporation and amended and restated bylaws provide that our business is to be managed by or under the direction of our board of directors. Our board of directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our board of directors currently consists of eight members, classified into three classes as follows: (1) Kristine Peterson, Zhengbin (Bing) Yao, Ph.D. and Carl L. Gordon, Ph.D., CFA constitute a class with a term ending at the 2025 annual meeting; (2) James Healy, M.D., Ph.D., John Hohneker, M.D. and Stuart Lutzker, M.D., Ph.D. constitute a class with a term ending at the 2026 annual meeting; and (3) Chris Nolet and Merdad Parsey, M.D., Ph.D. constitute a class with a term ending at the 2027 annual meeting.
In April 2025, our board of directors accepted the recommendation of the nominating committee and voted to nominate Kristine Peterson and Zhengbin (Bing) Yao, Ph.D. for election at the annual meeting for a term of three years to serve until the 2028 annual meeting of stockholders, and until their respective successors have been elected and qualified. Carl L. Gordon, Ph.D., CFA, notified our board of directors of his decision not to stand for re-election to the board of directors at the end of his current term at the 2025 annual meeting. Dr. Gordon’s decision not to stand for re-election was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
Set forth below are the names of the persons nominated for election as directors and those directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years as of April 28, 2025. Additionally, information about the specific experience, qualifications, attributes or skills that led to our board of directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:
Name	Age	Position
Zhengbin (Bing) Yao, Ph.D.	59	Chief Executive Officer and Chairman of Board
Stuart Lutzker, M.D., Ph.D.	64	President, Research and Development and Director
Carl L. Gordon, Ph.D., CFA	60	Director
James Healy, M.D., Ph.D.(1)(3)	60	Director
John Hohneker, M.D.(2)(3)	65	Director
Chris W. Nolet(1)(3)	68	Director
Merdad Parsey, M.D., Ph.D.(2)	62	Director
Kristine Peterson(1)(2)	65	Lead Independent Director

(1)
Member of the audit committee.

(2)
Member of the compensation committee.

(3)
Member of the nominating and corporate governance committee.

Our nominating and corporate governance committee and our board of directors may consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. We have no formal policy regarding board diversity. Our nominating and corporate governance committee’s and board of directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape and professional and personal experiences and expertise relevant to our growth strategy.

Zhengbin (Bing) Yao, Ph.D. has served as a member of our board of directors since June 2021. Dr. Yao brings more than 20 years’ experience in the biopharmaceutical industry. Dr. Yao is currently our Chief Executive Officer and Chairman and a co-founder of ArriVent BioPharma. Previously, Dr. Yao served as Chief Executive Officer of Viela Bio, Inc., a clinical-stage biotechnology company focused on autoimmune and severe inflammatory diseases, from February 2018 and as Chairman of its board of directors from January 2019, until it was acquired by Horizon Therapeutics plc for $3.1 billion in March 2021. From October 2010 to February 2018, Dr. Yao served as Senior Vice President, Head of Respiratory, Inflammation, Autoimmune iMED at MedImmune. Dr. Yao also served as Senior Vice President, Head of Immuno-Oncology Franchise, of AstraZeneca plc. Prior to his tenure at MedImmune and AstraZeneca, Dr. Yao served as Head of PTL for Immunology, Infectious Diseases, Neuroscience, and Metabolic Disease of Genentech. Previously, Dr. Yao was Vice President and Head of Research of Tanox, Inc., before it was acquired by Genentech in 2007. Dr. Yao serves on the board of directors of Alumis Inc., a public biotechnology company, and several private biotechnology companies. Dr. Yao received his M.S. in Immunology from Anhui Medical University in Anhui, China and his Ph.D. in Microbiology and Immunology from the University of Iowa. We believe that Dr. Yao’s qualifications to serve on our board of directors include his significant experience in the biopharmaceutical industry, including serving in leadership positions at multiple public biotechnology companies, and his experience serving as a chief executive officer of publicly-traded biotechnology companies.
Stuart Lutzker, M.D., Ph.D. has served as a member of our board of directors since June 2021. Dr. Lutzker is our co-founder and President, Research and Development, and has served in this role since February 2022. Previously, Dr. Lutzker served as our Chief Medical Officer from June 2021 to February 2022. Dr. Lutzker joined us after a productive 17-year career at Genentech from April 2004 to March 2021, where he was Vice President and Head of Oncology, Early Clinical Development for 12 years and oversaw the early clinical phase development of Kadcyla®, Polivy®, Venclexta®, Cotellic® Lunsumio® and Tecentriq®, among others. Dr. Lutzker received his bachelor’s degree in chemistry from Columbia University, and his M.D. and Ph.D. in biochemistry from Columbia University. We believe Dr. Lutzker is qualified to serve on our board of directors due to his significant experience in the biopharmaceutical industry, particularly in oncology drug development.
Carl L. Gordon, Ph.D., CFA has served as a member of our board of directors since December 2022. Dr. Gordon is a Managing Partner at OrbiMed Advisors LLC, an investment firm. Dr. Gordon currently serves on the boards of directors of several public companies, including Compass Therapeutics Inc., Keros Therapeutics Inc., Lomond Therapeutics Holdings, Inc., and MBX Biosciences, Inc., as well as several private companies. Dr. Gordon previously served on the boards of directors of several companies, including Adicet Bio, Inc., Gemini Therapeutics Inc., (which merged with Disc Medicine, Inc.), Kinnate Biopharma, Inc., ORIC Pharmaceuticals, Inc., Prevail Therapeutics Inc., Terns Pharmaceuticals, Inc., Theseus Pharmaceuticals, Inc., and Turning Point Therapeutics, Inc. Dr. Gordon received a B.A. in Chemistry from Harvard College, a Ph.D. in Molecular Biology from the Massachusetts Institute of Technology, and was a Fellow at The Rockefeller University. We believe that Dr. Gordon is qualified to serve on our board of directors due to his scientific expertise, extensive business experience, and experience in venture capital and the life sciences industry.
James Healy, M.D., Ph.D. has served as a member of our board of directors since March 2023. Dr. Healy has been a general partner at Sofinnova Investments, Inc., formerly Sofinnova Ventures, a biotechnology investment firm, since June 2000. Prior to June 2000, Dr. Healy held various positions at Sanderling Ventures, a venture capital firm, Bayer Healthcare Pharmaceuticals, as successor to Miles Laboratories, a research based pharmaceutical company, and ISTA Pharmaceuticals, Inc., a company specializing in ophthalmic pharmaceutical products. Dr. Healy is currently on the board of directors of Natera, Inc., a diagnostics company, Y-mAbs, an oncology biologics development company, and BioAge Labs, Inc., a clinical-stage biopharmaceutical company, as well as several private companies. Dr. Healy has previously served on the boards of directors of Ascendis Pharma A/S, Amarin Corporation, Auris Medical Holding AG, CinCor Pharma Inc., Coherus BioSciences, Inc., Edge Therapeutics, Inc., Hyperion Therapeutics, Inc., InterMune, Inc., Iterum Therapeutics plc, Anthera Pharmaceuticals, Inc., Durata Therapeutics, Inc., CoTherix, Inc., Movetis NV, NuCana plc, ObsEva SA, Bolt Therapeutics, Inc., and Karuna Therapeutics Inc; and several private companies, as well as on the board of the National Venture Capital Association and the board of the Biotechnology Industry Organization. Dr. Healy holds a Bachelor of Arts in Molecular Biology and in Scandinavian Studies from the University of California at Berkeley, and an M.D. and Ph.D. in Immunology from Stanford University School of Medicine. We believe that Dr. Healy is qualified to serve on our board of directors due to his extensive scientific expertise, investment experience, and experience in venture capital and the life sciences industry.
John Hohneker, M.D. has served as a member of our board of directors since May 2024. Dr. Hohneker served as President and Chief Executive Officer of Anokion SA, a Swiss biotechnology company, from January 2018 to February 2021. Prior to Anokion SA, he led Research and Development at Forma Therapeutics (“Forma”), a biotechnology company, from August 2015 to January 2018. Prior to Forma, Dr. Hohneker held various leadership roles during his 14 years at Novartis AG, from 2001 to 2015, where he most recently served as Senior Vice President and Global Head of Development, Immunology and Dermatology. Dr. Hohneker also currently serves on the board of directors for the following companies: Carisma Therapeutics, Inc. (Nasdaq: CARM), a publicly traded biotechnology company focused on discovering and developing innovative immunotherapies; Curis, Inc. (Nasdaq: CRIS), a publicly traded biotechnology company focused on the development and commercialization of innovative therapeutics for the treatment of cancer; Trishula Therapeutics, a private clinical-stage biotechnology company targeting cancer immunotherapy; and Artios LTD, a private clinical-stage biotechnology company focused on DNA repair mechanisms. Dr. Hohneker received a bachelor’s degree in chemistry from Gettysburg College and a medical degree from the University of Medicine and Dentistry of New Jersey at Rutgers Medical School. He completed his internal medicine internship and residency and his medical oncology fellowship at the University of North Carolina at Chapel Hill. We believe that Dr. Hohneker’s experience as a senior executive, including as Chief Executive Officer, of other biotechnology companies qualify him to serve on our board of directors.
Chris W. Nolet has served as a member of our board of directors since September 2023. Mr. Nolet has over 40 years of experience in various leadership roles in the audit profession and in the life sciences industry. Mr. Nolet was an audit partner at Ernst & Young LLP (EY), a professional services firm, from November 2001 to June 2019. While at EY, Mr. Nolet led the West EY Life Sciences Industry Group. He served on both the Executive Committee and Finance Committee (Chair) of the California Life Sciences industry association (and its predecessors) from 2000 to February 2024. Mr. Nolet was also a member of the Finance & Investment Committee and Emerging Companies Section of BIO (the Biotechnology Innovation Organization). Prior to EY, Mr. Nolet was a partner at PricewaterhouseCoopers LLP from 1991 to 2001. Mr. Nolet has served on the board of directors of Jasper Therapeutics, Inc. since September 2021. Mr. Nolet previously served on the board of directors of Revance Therapeutics, Inc. from July 2019 to February 2025 and was on the board of directors of PolarityTE, Inc. from April 2020 to January 2023. He previously served on the board of directors of Ambrx Biopharma Inc. from January 2021 to November 2021. Mr. Nolet also served on the board of directors of Viela Bio, Inc. from August 2019 until it was acquired in March 2021. Mr. Nolet holds a B.S. in Accounting from San Diego State University and is a retired Certified Public Accountant in California. We believe that Mr. Nolet is qualified to serve on our board of directors due to his experience working with dozens of life sciences companies ranging from growing venture-capital backed start-ups to Fortune 100 companies, and his financial expertise as a former audit partner and retired California Certified Public Accountant.
Merdad Parsey, M.D., Ph.D. has served as a member of our board of directors since April 2025. From November 2019 to April 2025, Dr. Parsey served as executive vice president and chief medical officer at Gilead Sciences, Inc. Dr. Parsey joined Genentech, Inc. in 2006, initially leading the respiratory group and subsequently overseeing early clinical development for the immunology, tissue growth and repair portfolio in 2008. He served as chief executive officer of 3-V Biosciences, now Sagimet Biosciences, from 2010 to 2015, and he has served on their board of directors since 2010. From October 2015 to November 2019, Dr. Parsey served as senior vice president of early clinical development at Genentech, Inc. Dr. Parsey received his B.S. in microbiology and biochemistry at the University of Maryland, his M.D. and Ph.D. in immunology at the University of Maryland at Baltimore. He completed his internal medicine residency at Stanford University and his pulmonary and critical care fellowship at the University of Colorado. He was assistant professor of medicine and director of critical care medicine at the NYU School of Medicine and has been in clinical development roles at Merck & Co., Inc., Regeneron Pharmaceuticals, Inc. and Sunovion Pharmaceuticals, Inc. (f/k/a Sepracor, Inc.). Dr. Parsey served on the board of directors of Arcus Biosciences, Inc. (NYSE: RCUS) from July 2020 until February 2025. We believe that Dr. Parsey’s broad-based leadership experience in large pharmaceutical companies as well as extensive industry knowledge qualify him to serve on our board of directors.
Kristine Peterson has served as a member of our board of directors since April 2024 and currently serves as our Lead Independent Director, a position she held since April 2025. Ms. Peterson has served as Chief Executive Officer for Valeritas, Inc. from 2009 to 2016. Prior to joining Valeritas, Ms. Peterson was Company Group Chair of the biotechnology group at Johnson & Johnson from 2006 until 2009, where she was responsible for Commercial, Research & Development, and biologics manufacturing for oncology, immunology and cell therapy, and was Executive Vice President of Pharmaceutical Group Strategic Marketing from 2004 to 2006. Previously, she served as President and Senior Vice President, Commercial Operations for Biovail Corporation. Earlier in her career, Ms. Peterson spent 20 years at Bristol-Myers Squibb Company in a variety of senior roles across multiple disease areas, including running their cardiovascular and metabolics business unit. Ms. Peterson has served on the boards of directors of Enanta Pharmaceuticals since September 2017 and Immunocore Holdings since November 2017. She previously served on the boards of directors for ImmunoGen, Inc., Amarin Corporation plc, EyePoint Pharmaceuticals and Paratek Pharmaceuticals. Additionally, she previously served as a senior advisor to the Healthcare Businesswomen’s Association and a Member of the Biotechnology Industry Organization (BIO) Board. Ms. Peterson has a B.S. and an M.B.A. from the University of Illinois at Urbana-Champaign. We believe that Ms. Peterson is qualified to serve on our board of directors due to operational knowledge of, and executive-level experience in, the global pharmaceutical companies and the biotech industry.
Director Independence
Our common stock is listed on the Nasdaq Global Market. Under The Nasdaq Stock Market (Nasdaq) listing rules, independent directors must comprise a majority of a listed company’s board of directors within 12 months from the date of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent within 12 months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Exchange Act of 1934, as amended (Exchange Act), and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Pursuant to Rule 10A-3, a minority of a company’s audit committee may be comprised of non-independent directors for a period of up to one year after becoming subject to Rule 10A-3 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our board of directors has determined that all members of our board of directors, except Zhengbin (Bing) Yao, Ph.D. and Stuart Lutzker, M.D., Ph.D. are independent directors, including for purposes of the rules of Nasdaq and relevant federal securities laws and regulations. In making such independence determinations, our board of directors considered the relationships that each nonemployee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock.

There are no family relationships among any of our directors or executive officers. Zhengbin (Bing) Yao, Ph.D. and Stuart Lutzker, M.D., Ph.D. are not independent directors under these rules because each is an executive officer.
Committees of the Board of Directors and Meetings
Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our board of directors. The board of directors may also establish other committees from time to time to assist us and our board of directors. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq and SEC rules and regulations, subject to any applicable transition or phase-in periods. Each committee’s charter is available on our website at https://arrivent.com/. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be part of this definitive proxy statement.
Audit Committee
Our audit committee met five (5) times during our fiscal year ended December 31, 2024. Our audit committee is currently comprised of James Healy, M.D., Ph.D., Chris W. Nolet and Kristine Peterson, with Mr. Nolet serving as chair of the committee. Carl L. Gordon, Ph.D., CFA served on our audit committee until April 23, 2025. Our board of directors has determined that each member of the audit committee meets the independence requirements under the Nasdaq listing standards and Rule 10A-3 of the Exchange Act, and has sufficient knowledge in financial and auditing matters to serve on the audit committee, including the capacity to read and understand fundamental financial statements in accordance with applicable requirements. Our board of directors has determined that Mr. Nolet is an “audit committee financial expert” within the meaning of the SEC regulations and the applicable rules of Nasdaq. The audit committee’s responsibilities include:
•
selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;

•
ensuring the independence of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;

•
establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•
considering the effectiveness of our internal controls and internal audit function;

•
providing oversight of our cybersecurity risk management, strategy and governance;

•
reviewing material related-party transactions or those that require disclosure; and

•
approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

A copy of the audit committee’s written charter is publicly available on our website at https://arrivent.com.
Compensation Committee
Our compensation committee met four (4) times during our fiscal year ended December 31, 2024. Our compensation committee is comprised of John Hohneker, M.D., Merdad Parsey, M.D., Ph.D. and Kristine Peterson, with Ms. Peterson serving as chair of the committee. Our former director Bahija Jallal, Ph.D. served on the compensation committee until March 28, 2024 when Dr. Jallal resigned from our board of directors. Carl L. Gordon, Ph.D, CFA, served on the compensation committee until April 23, 2025. Each member of this committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the rules of Nasdaq. The composition of our compensation committee meets the requirements for independence under the listing standards of Nasdaq, including the applicable transition rules. Our compensation committee is comprised of only directors that are independent under the rules of Nasdaq. The compensation committee’s responsibilities include:
•
annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, recommending to the board of directors the cash compensation of our Chief Executive Officer;

•
reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;

•
reviewing and recommending to our board of directors the compensation of our directors;

•
reviewing and recommending to our board of directors the terms of any compensatory agreements with our executive officers;

•
administering our stock and equity incentive plans;

•
reviewing and approving, or making recommendations to our board of directors with respect to, incentive compensation and equity plans;

•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•
retaining and approving the compensation of any compensation advisors;

•
preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement; and

•
reviewing all overall compensation policies and practices.

A copy of the compensation committee’s written charter is publicly available on our website at https://arrivent.com.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee met three (3) times during our fiscal year ended December 31, 2024. Our nominating and corporate governance committee is comprised of James Healy, M.D., Ph.D., John Hohneker, M.D. and Chris W. Nolet, with Dr. Hohneker serving as chair of the committee. Our former director Bahija Jallal, Ph.D. served on the nominating and corporate governance committee until March 28, 2024 when Dr. Jallal resigned from our board of directors. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable rules of Nasdaq. The nominating and corporate governance committee’s responsibilities include:
•
identifying and recommending candidates for membership on our board of directors;

•
recommending directors to serve on our board committees;

•
reviewing and recommending our corporate governance guidelines and policies;

•
reviewing proposed waivers of the code of conduct for directors and executive officers;

•
evaluating, and overseeing the process of evaluating, the performance of our board of directors and individual directors; and

•
assisting our board of directors on corporate governance matters.

Generally, our nominating and corporate governance committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the nominating committee will evaluate a candidate’s qualifications in accordance with our Policy Regarding Qualifications of Directors appended to our nominating and corporate governance committee’s written charter. Threshold criteria include: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of our stockholders. Our nominating and corporate governance committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating committee will consider issues of diversity among its members in identifying and considering nominees for director and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our amended and restated bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. In general, persons recommended by stockholders will be considered in accordance with our Policy on Stockholder Recommendation of Candidates for Election as Directors appended to our nominating and corporate governance committee’s written charter. Any such recommendation should be made in writing to the nominating and corporate governance committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
•
all information relating to such person that would be required to be disclosed in a proxy statement;

•
certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;

•
a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and

•
a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.

The recommendation must also be accompanied by the following information concerning the proposed nominee:
•
certain biographical information concerning the proposed nominee;

•
all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;

•
certain information about any other security holder of the Company who supports the proposed nominee;

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a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and

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additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our amended and restated bylaws.

A copy of the nominating committee’s written charter, including its appendices, is publicly available on our website at https://arrivent.com
Meeting Attendance
During our fiscal year ended December 31, 2024, there were six (6) meetings of our board of directors, and the various committees of our board of directors met a total of twelve (12) times. No director attended fewer than 75% of the total number of meetings of our board of directors and of committees of our board of directors on which he or she served during fiscal 2024. Our board of directors has adopted a policy under which each member of our board of directors is strongly encouraged but not required to attend each annual meeting of our stockholders.
Board Leadership Structure and Risk Oversight
Our board of directors is currently chaired by Zhengbin (Bing) Yao, Ph.D., who also serves as our Chief Executive Officer. Our board of directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the board of directors, as our board of directors believes it is in our best interest to make that determination based on our position and direction and the membership of the board of directors. Our board of directors has determined that having an employee director serve as Chairman is in the best interest of our stockholders at this time because of the efficiencies achieved in having the role of Chief Executive Officer and Chairman combined, and because the detailed knowledge of our day-to-day operations and business that the Chief Executive Officer possesses greatly enhances the decision-making processes of our board of directors as a whole. We have a governance structure in place, including independent directors, designed to ensure the powers and duties of the dual role are handled responsibly.
Our board of directors also believes that strong, independent board leadership is a critical component of effective corporate governance and, therefore, our board of directors has established the position of Lead Independent Director, adopted a Lead Independent Director Charter and appointed Ms. Peterson to serve as our Lead Independent Director. The Lead Independent Director is appointed annually by a majority of the independent directors upon receiving a recommendation from the nominating and corporate governance committee. The Lead Independent Director’s responsibilities are set forth in the Lead Independent Director Charter include: (i) presiding at all meetings of our board of directors at which the Chairman is not present; (ii) ensuring that independent directors have adequate opportunities to meet and discuss issues in session of the independent directors without our management present, and serving as chair of such meetings; (iii) serving as principal liaison between the independent directors and the Chief Executive Officer and between the independent directors and senior management; (iv) communicating to management, as appropriate, the results of meeting sessions among independent directors; (v) responding directly to stockholder questions that are directed to the Lead Independent Director or the independent directors as a group, following consultation with the Chief Executive Officer and other directors; (vi) in conjunction with the Chairman, ensuring that resources and expertise are available to our board of directors so that it may function effectively and efficiently (including the retention of any outside advisors) and ensuring that any outside advisors retained by our board of directors are appropriately qualified and independent in accordance with applicable law; (vii) in consultation with our nominating and corporate governance committee, review and report on the results of our board of directors and committee performance self-evaluations and solicit feedback from members of our board of directors individually or collectively and facilitate our board of directors discussions regarding effectiveness and composition; and (viii) performing such other duties as our board of directors may from time to time direct. Our Lead Independent Director Charter can be found on our website at https://arrivent.com.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Our board of directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our board of directors performs this oversight role by using several different levels of review. In connection with its reviews of our operations and corporate functions, our board of directors addresses the primary risks associated with those operations and corporate functions. In addition, our board of directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.
Each of our board committees also oversees the management of our risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Executive Officer reports to the audit committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our audit committee meets privately with representatives from our independent registered public accounting firm and our Chief Executive Officer. The audit committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our board of directors regarding these activities.

Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee has at any time during the last fiscal year been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee. For a description of transactions between us and members of our compensation committee and affiliates of such members, please see the “Certain Relationships and Related Transactions” section of this definitive proxy statement.
Insider Trading Policy and Prohibition on Hedging
We have an insider trading policy that, among other things, governs the buying and selling of our securities by all of our personnel, including directors, officers, employees and consultants and certain other covered persons. Our policy is designed to prevent violations of insider trading laws by our personnel and to avoid even the appearance of improper conduct in this regard by our personnel. The policy prohibits covered persons from purchasing, selling, or otherwise disposing of our securities while in possession of material non-public information (except in limited circumstances, such as pursuant to a previously established trading plan). In addition, the policy prohibits all employees (including executives and directors) from engaging in any transaction in which they may profit from short-term speculative swings in the value of our securities, including any of the following activities: (1) “short sales” (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) of our securities; (2) use of our securities to secure a margin or other loan; (3) transactions in our securities involving puts, calls, straddles, collars or other similar risk reduction or hedging devices; (4) trading in our securities on a short-term basis; (5) borrowing or other arrangements involving a pledge of our securities as collateral for a loan or holding such securities in a margin account; (6) selling a security feature that establishes a position that increases in value as the value of the underlying equity security decreases; and (7) transactions in publicly traded options relating to our securities (i.e., options that are not granted by us). The policy includes quarterly and other trading blackouts and sets forth the procedures covered persons must follow before transacting in our securities, including pre-clearance by our General Counsel of all transactions by our board of directors, senior management, financial team members, designated employees and related persons, as well as members of their households.
Although we have not adopted an insider trading policy governing the purchase, sale, and/or other disposition of our securities by the Company, as part of the oversight of risk, the board of directors, or one or more of its committees, approves any transaction, plan or arrangement by or with the Company with respect to our securities on a case-by-case basis, and as part of their procedures to review and approve any such transaction, plan or arrangement, the board of directors or committee consults with legal counsel to ensure compliance with applicable insider trading laws, rules and regulations, and listing standards. A copy of the policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC.
Stockholder Communications to our Board of Directors
Generally, stockholders who have questions or concerns should contact our Investor Relations team at (628) 277-4836. However, any stockholders who wish to address questions regarding our business directly with our board of directors, or any individual director, should direct his or her questions via letters sent through the U.S. Postal Service to the attention of our Corporate Secretary our primary office in Newtown Square, Pennsylvania. Communications will be distributed to our board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our board of directors may be excluded, such as:
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junk mail and mass mailings;

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resumes and other forms of job inquiries;

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surveys; and

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solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.
Our Executive Officers
The following table sets forth certain information as of April 28, 2025 regarding our executive officers who are not also directors. We have employment agreements with our executive officers. All of our executive officers are at-will employees.
Name	Age	Position
Winston Kung, MBA	49	Chief Financial Officer and Treasurer
Robin LaChapelle	52	Chief Operating Officer
James Kastenmayer, J.D., Ph.D.	53	General Counsel and Secretary
Winston Kung, MBA has served as our Chief Financial Officer and Treasurer since January 2024. From December 2017 to January 2024, Mr. Kung served as Chief Operating Officer and Chief Financial Officer at PMV Pharmaceuticals (Nasdaq: PMVP), a precision oncology company. From April 2013 to November 2017, Mr. Kung worked at Celgene Corporation, a global biopharmaceutical company, where he held multiple positions, including Vice President of Business Development and Global Alliances, and Chief Business Officer at Celgene Cellular Therapeutics, Inc. (a wholly-owned subsidiary of Celgene Corporation). At Celgene, Mr. Kung led the formation of a strategic long-range plan for the company, along with overseeing multiple transactions and a team that managed the company’s alliance portfolio of over 100 collaborations, equity investments and company integrations. Prior to working at Celgene, Mr. Kung worked at Citigroup Inc. from June 2010 to April 2013 in its Global Healthcare Investment Banking group and at Lehman Brothers (which was subsequently acquired by Barclays Capital Inc.) from May 2007 to June 2010 in its Global Mergers and Acquisitions Group. At Citigroup and Barclays, Mr. Kung worked on various transactions including public and private financings, mergers and acquisitions, spin-outs and other financial advisory engagements. From August 2004 to May 2007, Mr. Kung worked at Amgen Inc. (Nasdaq: AMGN), a global biopharmaceutical company, as a co-founder of the Alliance Management group, and served as the deal lead on multiple acquisitions as part of the Corporate Development group. Mr. Kung also worked at Genentech, Inc., a biotechnology company (acquired by Roche Group in March 2009), from November 1999 to September 2002 as part of the Business and Corporate Development group. Since September 2022, Mr. Kung has served on the board of directors of Janux Therapeutics, Inc. (Nasdaq: JANX) and Corbus Pharmaceuticals Holdings, Inc. (Nasdaq: CRBP), biopharmaceutical companies. Mr. Kung previously served on the board of directors of Alliqua BioMedicial Inc. (Nasdaq: ALQA), a provider of advanced wound care products, and GNS Healthcare, Inc., a private, healthcare artificial intelligence company. Mr. Kung received a B.A. in Biology and International Relations from Brown University and an MBA from Harvard Business School.
Robin LaChapelle is one of our co-founders and has served as our Chief Operating Officer since August 2023. Previously, Ms. LaChapelle was our Chief Administrative Officer since May 2021. Ms. LaChapelle served as the Executive Director at RLT Consulting, a human resources consulting firm, from July 2019 to May 2021, and as Vice President, Human Relations, at AstraZeneca plc from May 2015 to June 2019, where she oversaw a team of over 50 employees. Ms. LaChapelle currently serves as a director of PayPal Digital, a subsidiary of PayPal, Inc. Ms. LaChapelle received her bachelor’s degree in psychology from Indiana University, Bloomington, and her M.A. degree in psychology from Loyola University Chicago.
James Kastenmayer, J.D., Ph.D. has served as our General Counsel and Secretary since September 2023. Previously, Mr. Kastenmayer served as the General Counsel and Corporate Secretary of Aeglea BioTherapeutics, Inc., from July 2021 to March 2023, and additionally, the interim Chief Executive Officer of Aeglea BioTherapeutics, Inc., from August through November 2022. Prior to Aeglea BioTherapeutics, Inc., Mr. Kastenmayer served as General Counsel at Viela Bio, Inc. from January 2020 to March 2021, where he provided strategic guidance and legal advice including advising the company in connection with the FDA approval and launch of Uplizna® as well as the company’s acquisition by Horizon Therapeutics plc. Prior to Viela Bio, he served in roles of increasing responsibility at AstraZeneca, from May 2012 to December 2019, including global legal director, where he advised on commercialization and market access strategies, collaboration agreements and handled legal proceedings, as well as senior patent director, accountable for delivering global IP estates for small and large molecule therapies. Earlier in his career, Mr. Kastenmayer served as IP counsel at MedImmune, and as an associate at an IP boutique firm. Mr. Kastenmayer earned a J.D. from Georgetown University Law Center, a Ph.D. in biochemistry and cell and molecular biology from Michigan State University and a B.A. in biology from the University of Virginia and is a registered patent attorney.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table sets forth information regarding compensation earned with respect to our fiscal years ended December 31, 2024 and December 31, 2023 by our principal executive officer and the two next most highly compensated executive officers who earned more than $100,000 during our fiscal year ended December 31, 2024, and were serving as executive officers as of such date, who are referred to as our named executive officers for 2024.
To date, the compensation of our named executive officers has consisted of a combination of base salary, bonuses and long-term incentive compensation in the form of stock options. Our named executive officers, like all full-time employees, are eligible to participate in our 401(k) plan. We expect to evaluate our compensation values and philosophy and compensation plans and arrangements as circumstances require.
Name and Principal Position	Year	Salary ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Zhengbin (Bing) Yao, Ph.D.............. Chief Executive Officer and President	2024	558,183	1,596,043	238,623	13,800	2,406,649
	2023	536,475	394,693	241,414	13,200	1,185,782
Stuart Lutzker, M.D., Ph.D.............. President, Research and Development	2024	495,941	297,457	179,035	13,534	985,967
	2023	476,867	119,326	219,359	13,200	828,752
Winston Kung, MBA(5) .................... Chief Financial Officer and Treasurer	2024	469,602	1,190,331	158,840	13,800	1,832,573
	2023	—	—	—	—	—

(1)
The amounts reported in the column for 2023 represent the prorated amount of the annual base salary earned by each of our named executive officers to reflect the increase in their respective annual base salaries, effective as of February 1, 2023. The amounts reported in the column for 2024 represent the prorated amount of the annual base salary earned by each of our named executive officers to reflect the increase in their respective annual base salaries, effective as of February 1, 2024.

(2)
The respective amounts in this column represent the aggregate grant date fair value of option awards granted during the applicable fiscal year, computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 9 to our annual financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024.

(3)
The amounts reported in this column for 2023 represent cash bonuses earned by each of our named executive officers during 2023 and paid in February 2024 in accordance with the terms of our executives’ offer letters based upon satisfaction of performance goals with respect to performance during our fiscal year ended December 31, 2023. The amounts reported in this column for 2024 represent cash bonuses earned by each of our named executive officers during 2024 and paid in 2025 in accordance with the terms of our executives’ offer letters based upon satisfaction of performance goals with respect to performance during our fiscal year ended December 31, 2024.

(4)
The respective amounts in this column represent matching contributions to the 401(k) plan for the applicable year.

(5)
Mr. Kung has served as our Chief Financial Officer and Treasurer since January 4, 2024.

Narrative Disclosure to Summary Compensation Table
Base Salaries
Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our board of directors taking into account each individual’s role, responsibilities, skills and expertise. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.
Annual Bonus
Our annual cash incentive program is designed to reward the achievement of corporate objectives and individual performance. Our named executive officers are eligible to receive annual cash incentive awards, with the target bonus opportunity determined as a percentage of their base salary. Bonus payments are based upon the assessments of individual and company performance measured against prospectively determined objectives, including pipeline development, financial and strategic goals, as determined by our board of directors.
During our fiscal year ended December 31, 2023, the target annual bonuses for Dr. Yao and Dr. Lutzker were 50% and 40% of their base salary, respectively. The annual bonus earned by each named executive officer with respect to our fiscal year ended December 31, 2023 is reported under the “Non-Equity Incentive Plan Compensation” column in the “Summary Compensation Table” above. During our fiscal year ended December 31, 2024, the target annual bonuses for Dr. Yao and Dr. Lutzker remained at 50% and 40% of their base salary, respectively, and the target annual bonus for Dr. Kung was 40%. The annual bonus earned by each named executive officer with respect to our fiscal year ended December 31, 2024 is reported under the “Non-Equity Incentive Plan Compensation” column in the “Summary Compensation Table” above.
Equity Compensation
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. Our named executive officers have been granted certain options to purchase shares of our common stock, as described in more detail in the “Outstanding Equity Awards at December 31, 2024” table below.
Offer Letters
We have entered into offer letters with each of our named executive officers in connection with their employment with us, the material terms of which are described below. These offer letters provide for “at will” employment.
Each of the named executive officers is a participant in our 2023 Executive Severance Plan (the Severance Plan), the terms of which are described below.
Zhengbin (Bing) Yao, Ph.D.
Zhengbin (Bing) Yao, Ph.D. has served as our Chief Executive Officer since June 1, 2021. We entered into an offer letter with Dr. Yao with respect to his service as Chief Executive Officer on May 5, 2021. Under the terms of the offer letter, Dr. Yao was initially entitled to an annual base salary of $500,000 and was initially eligible to receive a target bonus of 45% of his base salary, with the actual amount of such bonus based on achievement of individual and corporate goals in the discretion of our board of directors. On December 19, 2022, our board of directors approved an increase in the annual base salary of Dr. Yao to $538,200, effective as of February 1, 2023. Dr. Yao’s annual target bonus was increased to 50% of his annual base salary. On December 21, 2023, our board of directors approved an increase in the annual base salary of Dr. Yao to $560,000, effective as of February 1, 2024 and his 2024 annual target bonus remained at 50% of his annual salary. On December 19, 2024, our board of directors approved an increase in the annual base salary of Dr. Yao to $600,000, effective as of February 1, 2025. Dr. Yao’s 2025 annual target bonus remains at 50% of his annual salary.

For our fiscal year ended December 31, 2023, Dr. Yao earned an annual bonus of $241,414, which was paid in February 2024. For our fiscal year ended December 31, 2024, Dr. Yao earned an annual bonus of $238,623, which was paid in February 2025. Dr. Yao was also granted option awards to purchase up to an aggregate of 141,353 shares of our common stock on February 1, 2023. On January 1, 2024, Dr. Yao was granted option awards to purchase up to an aggregate of 264,574 shares of our common stock. On February 3, 2025, Dr. Yao was granted option awards to purchase up to an aggregate of 380,000 shares of our common stock. The option awards granted to Dr. Yao are subject to a four-year vesting schedule, with 25% vesting one year after the grant date and the balance vesting monthly over the remaining three years, subject to Dr. Yao’s continued service through each vesting date.
Stuart Lutzker, M.D., Ph.D.
Stuart Lutzker, M.D., Ph.D. has served as our President, Research and Development since January 25, 2022. He previously served as our Chief Medical Officer beginning June 1, 2021. We entered into an offer letter, dated as of May 1, 2021, with Dr. Lutzker with respect to his service as Chief Medical Officer on May 7, 2021. Under the terms of the offer letter, Dr. Lutzker was initially entitled to an annual base salary of $420,000 and was initially eligible to receive a target bonus of 30% of his base salary, with the actual amount of such bonus based on achievement of individual and corporate goals in the discretion of our board of directors. On December 19, 2022, our board of directors approved an increase in the annual base salary of Dr. Lutzker to $478,400, effective as of February 1, 2023. Dr. Lutzker’s annual target bonus was increased to 40% of his annual base salary. On December 21, 2023, our board of directors approved an increase in the annual base salary of Dr. Lutzker to $497,536, effective as of February 1, 2024 and his 2024 annual target bonus remained at 40% of his annual salary. On December 19, 2024, the compensation committee of our board of directors approved an increase in the annual base salary of Dr. Lutzker to $517,437, effective as of February 1, 2025. Dr. Lutzker’s 2025 annual target bonus remains at 40% of his annual salary.
For our fiscal year ended December 31, 2023, Dr. Lutzker earned an annual bonus of $219,359, which was paid in February 2024. For our fiscal year ended December 31, 2024, Dr. Lutzker earned an annual bonus of $179,035, which was paid in February 2025. Dr. Lutzker was also granted option awards to purchase up to an aggregate of 42,734 shares of our common stock on February 1, 2023. On January 1, 2024, Dr. Lutzker was granted option awards to purchase up to an aggregate of 49,309 shares of our common stock. On February 3, 2025, Dr. Lutzker was granted option awards to purchase up to an aggregate of 120,000 shares of our common stock. The option awards granted to Dr. Lutzker are subject to a four-year vesting schedule, with 25% vesting one year after the grant date and the balance vesting monthly over the remaining three years, subject to Dr. Lutzker’s continued service through each vesting date.
Winston Kung, MBA
Winston Kung, MBA has served as our Chief Financial Officer and Treasurer since January 4, 2024. We entered into an offer letter with Mr. Kung with respect to his service as Chief Financial Officer and Treasurer on January 3, 2024. Under the terms of the offer letter, Mr. Kung was initially entitled to an annual base salary of $475,000 and was initially eligible to receive a target bonus of 40% of his base salary, with the actual amount of such bonus based on achievement of individual and corporate goals in the discretion of our board of directors. On December 19, 2024, the compensation committee of our board of directors approved an increase in the annual base salary of Mr. Kung to $494,000, effective as of February 1, 2025. Mr. Kung’s 2025 annual target bonus remains at 40% of his annual salary.
For our fiscal year ended December 31, 2024, Mr. Kung earned an annual bonus of $158,840, which was paid in February 2025. On January 3, 2024, Mr. Kung was granted option awards to purchase up to an aggregate of 197,238 shares of our common stock. On February 3, 2025, Mr. Kung was granted option awards to purchase up to an aggregate of 120,000 shares of our common stock. The option awards granted to Mr. Kung are subject to a four-year vesting schedule, with 25% vesting one year after the grant date and the balance vesting monthly over the remaining three years, subject to Mr. Kung’s continued service through each vesting date.
Outstanding Equity Awards at December 31, 2024
The following table shows grants of stock options outstanding on the last day of our fiscal year ended December 31, 2024, to each of the executive officers named in the Summary Compensation Table.

		Option Awards(1)(2)
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Zhengbin (Bing) Yao, Ph.D..............................	9/8/2021	85,474	19,719	$2.28	9/7/2031
	2/1/2022	100,128	41,225	$2.28	1/31/2032
	2/1/2022	73,583	30,295	$2.28	1/31/2032
	2/1/2023	64,789	76,564	$3.65	1/31/2033
	1/1/2024	—	264,574	$7.76	12/31/2033
Stuart Lutzker, M.D., Ph.D..............................	9/8/2021	53,425	12,321	$2.28	9/7/2031
	2/1/2022	17,703	7,280	$2.28	1/31/2032
	2/1/2022	30,274	12,460	$2.28	1/31/2032
	2/1/2023	19,586	23,148	$3.65	1/31/2033
	1/1/2024	—	49,309	$7.76	12/31/2033
Winston Kung, MBA.......................................	1/4/2024	—	197,238	$7.76	1/3/2034

(1)
Each of the outstanding equity awards in the table above was granted pursuant to the 2021 Plan and the 2024 Plan.

(2)
The vesting of all options is as follows: 25% of the shares subject to the option will vest on the first anniversary of the grant date, with the remaining 75% of the shares vesting in equal monthly installments on the last day of each of the following 36 months; provided that the option holder remains employed by us on each vesting date (except as otherwise provided in the option agreement or the 2021 Plan or 2024 Plan, as applicable).

Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
Potential Payments upon Termination or Change-In-Control
Executive Severance Plan
Each of our named executive officers is a participant in the Severance Plan.
Under the Severance Plan, if we terminate a participant’s employment without “Cause” at any time other than during the “Change in Control Period”, then the participant is eligible to receive the following benefits:
Severance is payable in the form of salary continuation. For Dr. Yao, the severance amount is equal to 1.5 times Dr. Yao’s then-current base salary and pro-rated target bonus. For Dr. Lutzker and Mr. Kung, the severance amount is equal to 1.25 times their respective then-current base salary and pro-rated target bonus.
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We will pay the participant a pro-rated bonus for the year in which the participant’s termination becomes effective equal to the participant’s then-current target bonus multiplied by a fraction, the numerator of which is the number of days the participant remained employed during that year and the denominator of which is 365.

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We will pay on the participant’s behalf or reimburse the participant the full monthly cost of the health benefits, including the continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA) during the applicable 18 or 15 month severance period.

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We will pay for outplacement services, up to certain specified limits.

Under the Severance Plan, if we terminate a participant’s employment without “Cause” or a participant resigns for “Good Reason”, during the “Change in Control Period”, then the participant is eligible to receive the following benefits:
Severance is payable in a single lump sum. For Dr. Yao, the severance amount is equal to 2 times Dr. Yao’s then-current base salary and target bonus. For Dr. Lutzker and Mr. Kung, the severance amount is equal to 1.5 times their respective then-current base salary and target bonus.
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We will pay the participant a bonus equal to the participant’s then-current target bonus for the year in which the participant’s termination becomes effective.

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We will pay on the participant’s behalf or reimburse the participant the full monthly cost of the health benefits, including continuation coverage under COBRA during the applicable 24 or 18 month severance period.

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Any outstanding unvested equity awards held by the participant under our then-current outstanding equity incentive plan(s) will become fully vested on the date the termination of such participant’s employment becomes effective and the period in which to exercise any outstanding stock options will be extended to the first anniversary of the date the termination of the participant’s employment became effective.

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We will pay for outplacement services, up to certain specified limits.

The following terms have the following meanings under the Severance Plan:
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“Cause” means a participant’s: (i) act of gross negligence or insubordination or a material breach of our policies and procedures, which act or breach is not cured within fifteen (15) days after a written demand for cure is received by participant from us which specifically identifies the act or breach on which we predicates the participant’s termination of employment for Cause; (ii) material breach of our code of conduct, equal opportunity and anti-harassment policies, or compliance policies (which may include, but not be limited to, a code of business conduct, an anti-bribery policy, a competition policy, and a policy on healthcare business ethics); (iii) commission, indictment, conviction, or entry of a plea of guilty or nolo contendere to, a felony or any other crime involving fraud, dishonesty, theft, breach of trust or moral turpitude; (iv) engagement in misconduct which results in, or could reasonably be expected to result in, material injury to our financial condition, reputation, or ability to do business; (v) material breach of a written agreement with us, including any confidentiality, invention assignment or other employee restrictions agreement; (vi) violation of state or federal securities laws or regulations; or (vii) willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by us to cooperate, willful destruction or failure to preserve documents or other materials relevant to such investigation, or willful inducement of others to fail to cooperate or to produce documents or other materials in connection with such investigation.

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“Good Reason” shall mean the occurrence of any of the following without participant’s prior consent: (i) a material decrease in participant’s base salary or bonus opportunity; (ii) a material diminution in participant’s title, reporting relationship, duties or responsibilities; (iii) a material diminution in the aggregate employee benefits and material perquisites provided to participant; (iv) a relocation of participant’s primary office by more than thirty-five (35) miles from participant’s then-current location (unless the new location is closer to the participant’s primary residence); and (v) the failure by any successor to us or any acquiring corporation to explicitly assume the Severance Plan and our obligations thereunder and maintain the Severance Plan in effect for a period of at least twenty-four (24) months.

•
“Change in Control” is defined as a transaction or a series of related transactions in which: (i) all or substantially all of our assets are transferred to any “person” or “group” (as such terms are defined in the Exchange Act); (ii) any person or group, other than person or group who prior to such acquisition is a “beneficial owner” (as defined under the Exchange Act), directly or indirectly, of any of our equity, becomes the “beneficial owner”, directly or indirectly, of our outstanding equity representing more than 50% of the total voting power of our then-outstanding equity; (iii) we undergo a merger, reorganization or other consolidation in which the holders of our outstanding equity immediately prior to such merger, reorganization or consolidation directly or indirectly own less than 50% of the surviving entity’s voting power immediately after the transaction; or (iv) if within any rolling twelve month period, the persons who were our directors at the beginning of such twelve month period, or the incumbent directors, cease to constitute at least a majority of such board of directors; provided that any director who was not a director at the beginning of such twelve (12) month period will be deemed to be an incumbent director if that director was elected to the board of directors by, or on the recommendation of or with the approval of, a majority of the directors who then qualified as incumbent directors. Any of (i) through (iv) above may constitute a Change in Control, provided that the Change in Control meets all of the requirements of a “change in the ownership of a corporation,” a “change in the effective ownership of a corporation,” or “a change in the ownership of a substantial portion of the corporation’s assets,” each within the meaning of Treasury Regulation §1.409A-3(i)(5).

•
“Change in Control Period” means: (i) the twenty-four (24) month period beginning on the date of a Change in Control; (ii) any such time prior to a Change in Control where the successor or acquiring entity in the Change in Control requests for the termination of a participant’s employment without Cause; or (iii) any such time prior to a Change in Control where we terminate a participant’s employment without Cause in connection with or in anticipation of a Change in Control.

Director Compensation
The following table provides information concerning compensation earned by our non-employee directors during our fiscal year ended December 31, 2024:
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Carl L. Gordon, Ph.D., CFA	—	—	—
James Healy, M.D., Ph.D.	—	—	—
John Hohneker, M.D.	28,063	476,943	505,006
Chris W. Nolet	65,000	278,525	343,525
Kristine Peterson	31,030	364,790	395,820
Bahija Jallal, Ph.D.(2)	15,000	278,525	293,525
Merdad Parsey, M.D., Ph.D.(3)	—	—	—

(1)
Represents the aggregate grant date fair value of option awards granted to Dr. Hohneker, Mr. Nolet, Ms. Peterson, and Dr. Jallal in 2024. The amount has been computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 9 to our annual financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024.

(2)
Dr. Jallal resigned from our board of directors on March 28, 2024.

(3)
Dr. Parsey joined our board of directors on April 28, 2025.

Amended and Restated Non-Employee Director Compensation Policy
We have adopted a policy with respect to the compensation payable to our non-employee directors, other than any director that is affiliated with an institutional investor that held shares of our Series A or Series B convertible preferred stock prior to closing of our initial public offering in January 2024, which became effective upon the completion of our initial public offering and was amended and restated in

March 2025. Under this policy, each such non-employee director is eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards. Dr. Yao and Dr. Lutzker will not receive separate compensation from us for serving as members of our board of directors. Our non-employee directors will receive the following annual retainers for their service:
Position	Retainer
Board Member	$45,000
Lead Independent Director	$30,000
Audit Committee Chair	$20,000
Audit Committee Member	$10,000
Compensation Committee Chair	$15,000
Compensation Committee Member	$7,500
Nominating and Corporate Governance Committee Chair	$10,000
Nominating and Corporate Governance Committee Member	$5,000
Equity awards for non-employee directors will consist of (i) an initial equity award consisting of options to purchase shares of our common stock, with a grant date fair value of $352,000, upon first appointment to the board of directors, vesting annually over three years following the grant date, subject to continuing to provide services to the Company through such vesting and (ii) annual equity awards consisting of options to purchase shares of our common stock, with a grant date fair value of $235,000, vesting on the date of the next annual meeting of stockholders following the grant date. The term of each option will be ten years, subject to earlier termination as provided in the 2024 Plan.
Directors may be reimbursed for travel, food, lodging and other expenses directly related to their service as directors. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws.
Equity Compensation Plan and Other Benefit Plans
Equity Compensation Plans
Our equity compensation plans were established to attract, retain and motivate our employees, officers, directors, consultants, agents, advisors and independent contractors by providing them with the opportunity to acquire a proprietary interest in us and to align their interests and efforts with the long-term interests of our stockholders. On June 9, 2021, our board of directors adopted, and our stockholders approved the 2021 Plan. On October 12, 2023, our board of directors adopted the 2024 Equity Incentive Plan (the 2024 Plan, collectively with the 2021 Plan, the Plans). The Plans provide for, among other things, grants of stock options, restricted stock units, restricted stock and other stock-based awards to employees, directors, consultants who provide services to us and our affiliates. We have 3,767,039 shares of our common stock reserved for issuance under the 2024 Plan (plus any shares available for future grants under our 2021 Plan and any shares underlying outstanding stock awards granted under our 2021 Plan that expire or are repurchased, forfeited, cancelled or withheld). Since our 2024 Plan has been approved by our stockholders, we will not make any additional grants under the 2021 Plan.
Other Benefits
All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life and disability insurance plans, in each case on the same basis as all of our other employees.
401(k) Plan
We maintain a 401(k) plan for employees. The 401(k) plan is intended to qualify under Section 401(k) of the Internal Revenue Service Code of 1986, as amended, so that contributions to the 401(k) plan by employees or by us, and the investment earnings thereon, are not taxable to the employees until withdrawn from the 401(k) plan, and so that contributions by us, if any, will be deductible by us when made. Under the 401(k) plan, our employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and to have the amount of such reduction contributed to the 401(k) plan, and we make a matching contribution of 100% of salary deferral contributions up to 4% of pay for each payroll period.
Rule 10b5-1 Sales Plans
Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in limited circumstances. Our directors and executive officers may also buy or sell additional shares of our common stock outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2024.
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
Equity compensation plans approved by security holders(1)	2,531,181	$3.0354	3,767,039
Equity compensation plans not approved by security holders	—	—	—
Total	2,531,181	$3.0354	3,767,039

(1)
Consists of options to purchase 2,262,766 shares and 268,415 shares of our common stock outstanding under the 2021 Plan and the 2024 Plan, respectively, as of December 31, 2024.

(2)
Consists of 3,767,039 shares reserved for future issuance under the 2024 Plan.

REPORT OF AUDIT COMMITTEE
The audit committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:
The audit committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in its charter adopted by the board of directors, which is available on our website at https://arrivent.com/. This committee reviews and reassesses its charter annually and recommends any changes to the board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of KPMG LLP, our prior independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2024 the audit committee took the following actions:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and KPMG LLP;

•
Discussed with KPMG LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees; and

•
Received written disclosures and the letter from KPMG LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the audit committee and the audit committee further discussed with KPMG LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management and KPMG LLP, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Members of the ArriVent Audit Committee
Chris W. Nolet
James Healy, M.D., Ph.D.
Carl L. Gordon, Ph.D., CFA

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Our audit committee reviews and approves in advance all related-party transactions. In addition to the director and executive officer compensation arrangements discussed above in “Executive Officer and Director Compensation,” since January 1, 2023, we have engaged in the following transactions in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any director, executive officer or holder of more than 5% of our voting securities, whom we refer to as our principal stockholders, or affiliates or immediate family members of our directors, executive officers and principal stockholders, had or will have a material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
Sales and Purchases of Securities
Series B Financing
In multiple closings held between December 2022 and March 2023, we issued and sold an aggregate of 147,619,034 shares of Series B convertible preferred stock to the below related persons at a purchase price of $1.05 per share for aggregate gross cash consideration of $155.0 million. We refer to this transaction as our Series B Preferred Stock Financing.
The table below sets forth the aggregate number and purchase price of shares of Series B convertible preferred stock issued to our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof:
Name	Shares of Series B Convertible Preferred Stock Purchased	Aggregate Purchase Price
Entities affiliated with Hillhouse Investment Management, Ltd.(1)	4,761,903	$4,999,998.15
LAV Fund VI, L.P.(2)	1,904,761	$1,999,999.05
Entities affiliated with Octagon Capital Advisors LP(3)	9,523,808	$9,999,998.40
Entities affiliated with OrbiMed(4)	14,285,714	$14,999,999.70
Sofinnova Venture Partners XI, L.P.(5)	19,047,619	$19,999,999.95
Entities affiliated with Sirona Capital Partners Ltd.(6)	9,523,808	$9,999,998.40

(1)
Consists of (i) 2,857,142 shares of Series B convertible preferred stock issued to ARVT Holdings Limited, and (ii) 1,904,761 shares of Series B convertible preferred stock issued to VSUM VIII Holdings Limited, both of which are affiliated with Hillhouse Investment Management, Ltd. which beneficially owned more than 5% of our outstanding capital stock.

(2)
Consists of 1,904,761 shares of Series B convertible preferred stock issued to LAV Fund VI, L.P., which beneficially owned more than 5% of our outstanding capital stock.

(3)
Consists of (i) 2,857,142 shares of Series B convertible preferred stock issued to Octagon Investments Master Fund LP, and (ii) 6,666,666 shares of Series B convertible preferred stock issued to Octagon Private Opportunities Fund LP, both of which are affiliated with Octagon Capital Advisors LP, which beneficially owned more than 5% of our outstanding capital stock.

(4)
Consists of (i) 7,142,857 shares of Series B convertible preferred stock issued to OrbiMed Asia Partners IV, L.P. and (ii) 7,142,857 shares of Series B convertible preferred stock issued to OrbiMed Private Investments VIII, L.P., both of which are affiliated with OrbiMed Advisors LLC, which beneficially owned more than 5% of our outstanding capital stock. Carl L. Gordon, Ph.D., CFA, a member of our board of directors, is a member of OrbiMed Advisors LLC.

(5)
Sofinnova Venture Partners XI, L.P. beneficially owned more than 5% of our outstanding capital stock. James I. Healy, a member of our board of directors, is a managing member of Sofinnova

Management XI, L.L.C., the general partner of Sofinnova Management XI, L.P. which is the general partner of Sofinnova Venture Partners XI, L.P.
(6)
Consists of (i) 4,761,904 shares of Series B convertible preferred stock issued to Lyra Capital Management Limited and (ii) 4,761,904 shares of Series B convertible preferred stock issued to Sirona Holdings Investments Ltd, both of which are affiliated with Sirona Capital Partners Ltd., which beneficially owned more than 5% of our outstanding capital stock.

Agreements with Stockholders
Amended and Restated Investors’ Rights Agreement
On December 16, 2022, in connection with the Series B Preferred Stock Financing, we entered into an Amended and Restated Investors’ Rights Agreement (the Investors’ Rights Agreement) with certain holders of more than 5% of our outstanding capital stock, including LAV Fund VI, L.P. (together with its affiliates, LAV Funds), and VSUM VIII Holdings Limited (together with its affiliates, VSUM), as well as OrbiMed Asia Partners IV, L.P. and OrbiMed Private Investments VIII, L.P. (together with its affiliates, OrbiMed) and Sofinnova Venture Partners XI, L.P. (Sofinnova), each of which, besides VSUM and LAV Funds, is affiliated with certain of our directors and officers. Pursuant to the Investors’ Rights Agreement, these stockholders have registration rights with respect to certain issuances of our capital stock. The registration rights include the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we have otherwise filed, subject, in each case, to certain exceptions.
Demand Registration Rights
Beginning on July 24, 2024, the holders of a majority of registrable securities then outstanding under the Investors’ Rights Agreement may require us to file a registration statement under the Securities Act of 1933, as amended (Securities Act) on a Form S-1 at our expense, subject to certain exceptions, with an anticipated aggregate offering price, net of the offering expenses, of more than $20.0 million, in which case we will be required to effect the registration as soon as practicable, and in any event within 60 days. We are required to effect only two demand registrations pursuant to this provision of the Investors’ Rights Agreement. Any time after we are eligible to use a registration statement on Form S-3, the holders of at least 10% of our registrable securities under the Investors’ Rights Agreement may require us to file a registration statement on Form S-3 at our expense, subject to certain exceptions, with respect to the then outstanding registrable securities of such holders having an anticipated aggregate offering price, net of the offering expenses, of at least $5.0 million, in which case we will be required to effect the registration as soon as practicable, and in any event within 45 days. If we determine that it would be detrimental to us and our stockholders to effect a requested registration, we may postpone each such registration for a period of up to 60 days; provided that we may neither invoke this right more than once in any 12-month period nor effect a registration for our own account or any other stockholder during such 60 day period.
The foregoing demand registration rights are subject to a number of additional exceptions and limitations.
Piggyback Registration Rights
If we propose to file a registration statement under the Securities Act for the purposes of a public offering of our securities, including, but not limited to, registration statements relating to a secondary offering of our securities but excluding (i) a registration statement relating to the sale or grant of securities to employees pursuant to a stock option, stock purchase, equity incentive or similar plan; (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the registrable securities; or (iv) a registration in which the only common stock being registered is common stock issuable upon conversion of debt securities that are also being registered, the holders of registrable securities are entitled to receive notice of such registration and to request that we include their registrable securities for resale in the registration statement. The underwriters of the offering will have the right to limit the number of shares to be included in such registration.

The foregoing piggyback registration rights are subject to a number of additional exceptions and limitations.
Expenses of Registration
We will pay all registration expenses along with reasonable fees and disbursements, not to exceed $50,000 of one counsel for the selling stockholders selected by the holders of a majority of the registrable securities to be registered, other than underwriting discounts and commissions, related to any demand or piggyback registration.
Indemnification
The Investors’ Rights Agreement contains customary cross-indemnification provisions pursuant to which we are obligated to indemnify the selling stockholders, in the event of misstatements or omissions in the registration statement attributable to us, and they are obligated to indemnify us for misstatements or omissions attributable to them.
Expiration of Registration Rights
The registration rights will terminate upon the earliest to occur of (i) the closing of certain liquidation events and (ii) such time after closing of our initial public offering in January 2024 as Rule 144 or another similar exemption under the Securities Act is available for the sale of all such holders’ registrable securities without limitation, during a three-month period without registration.
Participation in Our Initial Public Offering
In January 2024, we issued and sold in aggregate 11,180,555 shares of common stock, which included 1,458,333 shares of our common stock issued pursuant to the underwriters’ option to purchase additional shares, at a public offering price of $18.00 per share, for net proceeds of $183.4 million after deducting underwriting discounts and commissions and other offering costs.
The table below sets forth the aggregate number of shares of common stock issued to our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, at the time of the transaction:
	Shares	Aggregate Purchase Price
LAV Fund VI, L.P.	100,000	$1,800,000
Entities affiliated with Octagon Capital Advisors LP	200,000	3,600,000
Entities affiliated with OrbiMed	444,444	7,999,992
Sofinnova Venture Partners XI, L.P.	444,444	7,999,992
Entities affiliated with Hillhouse Investment Management, Ltd	555,555	$9,999,990
Indemnification Agreements
We have entered into indemnification agreements with each of our executive officers and directors. These agreements, our amended and restated certificate of incorporation and our amended and restated bylaws, among other things, require us to indemnify these individuals for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law. Subject to certain limitations, our amended and restated bylaws require us to advance expenses incurred by our directors and officers. We also maintain a general liability insurance policy, which covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.
Policies and Procedures for Related Party Transactions
In connection with our initial public offering, we adopted a written policy that requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our audit committee. Any request for such a transaction must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

Proposal No. 1
ELECTION OF DIRECTORS
In April 2025, our board of directors nominated Zhengbin (Bing) Yao, Ph.D. and Kristine Peterson for election at the annual meeting. The board of directors currently consists of eight members, classified into three classes as follows: Zhengbin (Bing) Yao, Ph.D., Kristine Peterson and Carl L. Gordon, Ph.D., CFA constitutes a class with a term ending at the 2025 annual meeting of stockholders; James Healy, M.D., Ph.D., John Hohneker, M.D., and Stuart Lutzker, M.D., Ph.D. constitute a class with a term ending at the 2026 annual meeting of stockholders; and Chris W. Nolet, and Merdad Parsey, M.D., Ph.D. constitute a class with a term ending at the 2027 annual meeting of stockholders. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. Dr. Gordon, whose term expires at the 2025 annual meeting of stockholders will not stand for re-election at the 2025 annual meeting but will continue to serve as a director until the expiration of his term at the 2025 annual meeting. We are grateful to have benefited from Dr. Gordon’s invaluable contributions to our business, expertise and business insights. In April 2025, our board of directors fixed the number of directors constituting our board of directors at seven, effective as of our 2025 annual meeting of stockholders.
The board of directors has voted to nominate Zhengbin (Bing) Yao, Ph.D. and Kristine Peterson for election at the annual meeting for three years terms to serve until the 2028 annual meeting of stockholders, and until their respective successor is elected and qualified. The Class II directors (James Healy, M.D., Ph.D., John Hohneker, M.D., and Stuart Lutzker, M.D., Ph.D.) and the Class III directors (Chris W. Nolet and Merdad Parsey, M.D., Ph.D.) will serve until the annual meetings of stockholders to be held in 2026 and 2027, respectively, and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Zhengbin (Bing) Yao, Ph.D. and Kristine Peterson as directors. In the event that the nominees become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in such nominee’s place. We have no reason to believe that the nominee will be unable or unwilling to serve as a director.
A plurality of the shares voted “FOR” the nominee at the annual meeting is required to elect the nominee as a director.
THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ZHENGBIN (BING) YAO, PH.D. AND KRISTINE PETERSON AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal No. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee has appointed PricewaterhouseCoopers LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2025. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since March 11, 2025. KPMG LLP was our independent registered public accounting firm for the fiscal years ended December 31, 2024 and 2023 and from January 1, 2025 until March 11, 2025. The board of directors proposes that the stockholders ratify this appointment of PricewaterhouseCoopers LLP. We expect that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint PricewaterhouseCoopers LLP, the audit committee reviewed auditor independence issues and existing commercial relationships with PricewaterhouseCoopers LLP and concluded that PricewaterhouseCoopers LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2025. Our audit committee is submitting the appointment of PricewaterhouseCoopers LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of PricewaterhouseCoopers LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, then our audit committee may reconsider the appointment.
The following table presents fees for professional audit services rendered by our prior independent registered public accounting firm, KPMG LLP, for the audit of our annual financial statements for the years ended December 31, 2024 and 2023, and fees billed for other services rendered by KPMG LLP during those periods.
	2024	2023
Audit Fees(1)	$1,180,925	$1,120,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$1,180,925	$1,120,000

(1)
Audit Fees include professional services in connection with the audit of our financial statements, reviews of our interim financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

(2)
There were no Audit-Related Fees during 2024 and 2023.

(3)
There were no Tax Fees during 2024 and 2023.

(4)
There were no Other Fees during 2024 and 2023.

All fees described above were pre-approved by our audit committee. We have furnished the foregoing disclosure to KPMG LLP.
In 2024, there were no other professional services provided by KPMG LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG LLP.
Change of Independent Registered Public Accounting Firm
As previously reported, on March 11, 2025, our audit committee appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm or the fiscal year ended December 31, 2025.

The audit report of KPMG LLP on our financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2024 and 2023 and during the interim period through March 11, 2025, there were (a) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between us and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference thereto in their reports, and (b) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K except for the material weaknesses in our internal control over financial reporting as previously reported in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (“SEC”) on March 28, 2024 with respect to (i) the review and approval of manual journal entries and (ii) the accounting for certain nonroutine transactions. The material weakness with respect to the accounting for certain nonroutine transactions resulted in the restatement of our financial statements for the year ended December 31, 2022. These material weaknesses were remediated as of December 31, 2024, as previously reported in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 3, 2025. These reportable events were discussed among our audit committee and KPMG LLP.
During our two most recent fiscal years ended December 31, 2024 and 2023, and during the interim period through March 11, 2025, neither we nor anyone on our behalf has consulted with PricewaterhouseCoopers LLP regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, our audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to our audit committee for approval.
Prior to engagement, our audit committee pre-approves these services by category of service. The fees are budgeted, and our audit committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, our audit committee requires specific pre-approval before engaging our independent registered public accounting firm.
Our audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to our audit committee at its next scheduled meeting.
The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, officers, and directors, including those officers responsible for financial reporting. Our code of conduct and ethics is available on our website at https://arrivent.com/. The information on our website is deemed not to be incorporated in this definitive proxy statement or to be a part of this definitive proxy statement. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer or principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq.
OTHER MATTERS
Our board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for presentation at the 2026 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received not less than ninety (90) or more than one-hundred and twenty (120) days prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders (the Anniversary); provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the Anniversary, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one-hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.
Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the 2026 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, ArriVent BioPharma, Inc., 18 Campus Boulevard Suite 100, Newtown Square, PA 19073.
Newtown Square, Pennsylvania
April 28, 2025

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV74291-P27848! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !ARRIVENT BIOPHARMA, INC. To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.ARRIVENT BIOPHARMA, INC.18 CAMPUS BOULEVARDSUITE 100NEWTOWN SQUARE, PENNSYLVANIA 19073UNITED STATESNominees:01) Zhengbin (Bing) Yao, Ph.D.02) Kristine PetersonThe Board of Directors recommends you vote FOR all ofthe following director nominees:1. Election of DirectorsThe Board of Directors recommends you vote FOR the following proposal:2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year endingDecember 31, 2025.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on June 17, 2025. Have your proxy card in handwhen you access the web site and follow the instructions to obtain your records andto create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/AVBP2025You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M.ET on June 17, 2025. Have your proxy card in hand when you call and then followthe instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.V74292-P27848ARRIVENT BIOPHARMA, INC.ANNUAL MEETING OF STOCKHOLDERSJUNE 18, 2025 12:00 PM EASTERN TIMETHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSThe stockholders hereby appoint Zhengbin (Bing) Yao, Ph.D. and Winston Kung, MBA, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ARRIVENT BIOPHARMA, INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m. Eastern Time, on June 18, 2025, at www.virtualshareholdermeeting.com/AVBP2025,and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.Continued and to be signed on reverse side